FOR IMMEDIATE RELEASE

                                                      CONTACT:
                                                      Investor Relations
                                                      Amy Carpi, (203) 656-7651
                                                      amy.carpi@jetblue.com
                                                      ---------------------

                                                      Corporate Communications
                                                      Todd Burke, (718) 709-3080
                                                      todd.burke@jetblue.com
                                                      ----------------------

                 JETBLUE ANNOUNCES SECOND QUARTER 2005 EARNINGS

                Low-fare Carrier Achieves 9.1% Operating Margin;
                    18th Consecutive Quarter of Profitability

New York, NY (July 21, 2005) -- JetBlue Airways Corporation (NASDAQ: JBLU) today reported its results for the second quarter 2005:

     o    Operating revenues for the quarter totaled $430.1 million, representing growth of 34.5% over operating revenues of $319.7 million in the second quarter of 2004.

     o    Operating income in the quarter was $39.1 million, resulting in a 9.1%
          operating margin, compared to operating income of $45.1 million and a
          14.1% operating margin in the second quarter of 2004.

     o    Net income for the quarter was $12.2 million, representing earnings of
          $0.11 per diluted share, compared with second quarter 2004 net income of $21.5 million, or $0.19 per diluted share.

"Once again, our crewmembers pulled through to deliver a solid performance in a tough quarter characterized by a 55% increase year-over-year in the cost of aircraft fuel," said David Neeleman, JetBlue's Chairman and CEO. "We continue to see strong demand for JetBlue's service, and are excited and gratified by our customer loyalty in new and existing markets."

                                       -2-

During the second quarter of 2005, JetBlue achieved a completion factor of 99.7%
of scheduled flights versus 99.9% in the second quarter of 2004. On-time performance, defined by the US Department of Transportation as arrivals within
14 minutes of schedule, was 76.0% in the second quarter of 2005 compared to
84.1% for the same period in 2004. The Company attained a load factor in the second quarter of 2005 of 87.7%, an increase of 3.2 points on a capacity increase of 25.5% over the second quarter of 2004.

"With eighteen consecutive quarters of profitable growth under our belt, we're proud of our crewmembers' accomplishments," commented Dave Barger, President and
COO. "As we embark on the next phase of our growth with the upcoming delivery of our first Embraer E190 aircraft, we remain committed to getting better as we get bigger."

For the second quarter 2005, yield per passenger mile was 8.04 cents, up 2.4%
compared to 2004 on a 2.9% increase in average length of haul. Operating revenue per available seat mile (RASM) increased 7.1% year-over-year to 7.36 cents.
Revenue passenger miles increased 30.2% from the second quarter of 2004 to 5.1 billion. Available seat miles grew 25.5% to 5.8 billion. Operating expenses for the second quarter were $391.0 million, up 42.4% from the second quarter of
2004. Operating expense per ASM (CASM) for the second quarter 2005 increased
13.4% year-over-year to 6.69 cents. On a fuel-neutral to prior year period basis, CASM increased 3.7% to 6.12 cents. Operating margin, on a fuel-neutral to prior year period basis, was 16.9% in the second quarter 2005. During the quarter, realized fuel price was $1.50 per gallon, a 54.7% increase over second quarter 2004 realized fuel price of $0.97. JetBlue ended the second quarter with
$562 million in cash and investment securities.

                                       -3-

JetBlue will conduct a conference call to discuss its quarterly earnings today,
July 21, at 10:00 a.m. Eastern Time. A live broadcast of the conference call will be available via the World Wide Web at http://investor.jetblue.com.

About JetBlue
-------------

JetBlue is a low-fare, low-cost passenger airline, which provides high-quality customer service. JetBlue operates a fleet of 77 new Airbus A320 aircraft and plans to add eight additional A320s and eight Embraer E190s to its fleet in
2005. Based at New York City's John F. Kennedy International Airport, JetBlue
currently operates 316 flights a day and serves 32 destinations in 13 states,
Puerto Rico, the Dominican Republic and The Bahamas. JetBlue plans to start daily nonstop service from Newark, NJ to Fort Lauderdale and Orlando on October
5, 2005, to West Palm Beach, Tampa and Fort Myers on October 19, 2005, and to
San Juan, PR on November 17, 2005.

All JetBlue aircraft feature roomy leather seats; all equipped with an in-seat digital entertainment system offering up to 36 channels of free DIRECTV(r)
programming - no other airline offers more live satellite TV options. On flights longer than two hours, a selection of first-run movies and bonus features from
FOX InFlight is also available. (1)

With JetBlue, all seats are assigned, all travel is ticketless, all fares are one-way, and an overnight stay is never required. For more information, schedules and fares, please visit www.jetblue.com or call JetBlue reservations at 1-800-JETBLUE (538-2583), 1-888-538-2583 if calling from Puerto Rico, or
1-200-9898 if calling from the Dominican Republic. This press release, as well as past press releases, can be found on www.jetblue.com.

(1) DIRECTV(r) service is not available on flights between JFK or Newark and
Puerto Rico or the Dominican Republic; however, where available, FOX InFlight is offered complimentary on these routes.

                                      # # #

This press release contains statements of a forward-looking nature which represent our management's beliefs and assumptions concerning future events.
Forward-looking statements involve risks, uncertainties and assumptions and are based on information currently available to us. Actual results may differ materially from those expressed in the forward looking statements due to many factors, including without limitation, our extremely competitive industry, our ability to implement our growth strategy including the integration of the
Embraer E190 aircraft into our operations, our significant fixed obligations, our ability to maintain our culture, our reliance on high daily aircraft utilization, increases in maintenance costs, fuel prices, insurance costs and interest rates, our dependence on the New York market, our reliance on automated systems and technology, our reliance on sole suppliers, additional government regulation and future acts of terrorism or the threat of such acts or escalation of U.S. military involvement overseas. Information concerning these and other factors is contained in the Company's Securities and Exchange Commission
filings, including but not limited to, the Company's 2004 Annual Report Form
10-K/A and Quarterly Reports on Form 10-Q. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

                           JETBLUE AIRWAYS CORPORATION

                        CONSOLIDATED STATEMENTS OF INCOME

                    (in thousands, except per share amounts)
                                   (unaudited)



                                               Three Months Ended                           Six Months Ended
                                                     June 30,                                    June 30,
                                         ------------------------------   Percent     -----------------------------   Percent
                                            2005            2004          Change            2005            2004       Change
                                         --------------  --------------  ---------    -------------   -------------  ----------

OPERATING REVENUES
    Passenger                                $ 412,139       $ 309,175       33.3        $ 770,023       $ 588,791        30.8
    Other                                       17,913          10,543       69.9           34,251          19,930        71.9
                                         --------------  --------------               -------------   -------------
        Total operating revenues               430,052         319,718       34.5          804,274         608,721        32.1

OPERATING EXPENSES
    Salaries, wages and benefits               105,429          83,902       25.7          203,885         161,486        26.3
    Aircraft fuel                              111,307          57,430       93.8          197,927         106,675        85.5
    Landing fees and other rents                28,316          21,868       29.5           54,413          43,385        25.4
    Depreciation and amortization               27,726          17,441       59.0           52,049          33,757        54.2
    Aircraft rent                               18,076          17,740        1.9           35,889          34,995         2.6
    Sales and marketing                         20,291          18,342       10.6           39,748          31,766        25.1
    Maintenance materials and repairs           13,579           8,391       61.8           27,119          20,888        29.8
    Other operating expenses                    66,258          49,516       33.8          128,512          98,017        31.1
                                         --------------  --------------               -------------   -------------
        Total operating expenses               390,982         274,630       42.4          739,542         530,969        39.3
                                         --------------  --------------               -------------   -------------

OPERATING INCOME                                39,070          45,088      (13.3)          64,732          77,752       (16.7)

    Operating margin                               9.1%          14.1%     (5.0)pts.         8.0%          12.8%      (4.8)pts.

OTHER INCOME (EXPENSE)
    Interest expense                           (25,367)        (12,519)     102.6          (46,025)        (22,340)      106.0
    Capitalized interest                         3,871           1,810      113.8            7,669           3,386       126.5
    Interest income and other                    5,094           2,135      138.6            8,098           3,480       132.7
                                         --------------  --------------               -------------   -------------
        Total other income (expense)           (16,402)         (8,574)                    (30,258)        (15,474)
                                         --------------  --------------               -------------   -------------

INCOME BEFORE INCOME TAXES                      22,668          36,514      (37.9)          34,474          62,278       (44.6)

    Income tax expense                          10,485          15,056                      15,324          25,627
                                         --------------  --------------               -------------   -------------

NET INCOME                                    $ 12,183        $ 21,458      (43.2)        $ 19,150        $ 36,651       (47.8)
                                         ==============  ==============               =============   =============

EARNINGS PER COMMON SHARE:

    Basic                                       $ 0.12          $ 0.21                      $ 0.18          $ 0.36
                                         ==============  ==============               =============   =============
    Diluted                                     $ 0.11          $ 0.19                      $ 0.17          $ 0.33
                                         ==============  ==============               =============   =============

Weighted average shares outstanding:

    Basic                                      104,935         102,996                     104,632         102,623

    Diluted                                    110,854         115,574                     110,443         110,842


                          JETBLUE AIRWAYS CORPORATION

COMPARATIVE OPERATING STATISTICS



                                                           Three Months Ended                     Six Months Ended
                                                               June 30,                                June 30,
                                                        ------------------------   Percent    -------------------------   Percent
                                                          2005          2004       Change       2005          2004        Change
                                                        ----------    ----------  --------    ------------  ------------ --------

    Revenue passengers                                  3,695,906     2,920,697     26.5       7,095,992     5,570,770     27.4
    Revenue passenger miles (000)                       5,124,689     3,935,385     30.2       9,559,217     7,307,680     30.8
    Available seat miles (000)                          5,846,200     4,656,795     25.5      11,014,853     8,875,315     24.1
    Load factor                                              87.7%        84.5%    3.2 pts.       86.8%        82.3%    4.5 pts.
    Breakeven load factor (1)                                82.3%        74.3%    8.0 pts.       82.5%        73.6%    8.9 pts.
    Aircraft utilization (hours per day)                     13.7          13.7      0.6            13.5          13.5      0.3

    Average fare                                        $  111.51     $  105.86      5.3       $  108.52     $  105.69      2.7
    Yield per passenger mile (cents)                         8.04          7.86      2.4            8.06          8.06      --
    Passenger revenue per available seat mile (cents)        7.05          6.64      6.2            6.99          6.63      5.4
    Operating revenue per available seat mile (cents)        7.36          6.87      7.1            7.30          6.86      6.5
    Operating expense per available seat mile (cents)        6.69          5.90     13.4            6.71          5.98     12.2
    Airline expense per available seat mile (cents) (1)      6.62          5.84     13.3            6.65          5.93     12.1

    Departures                                             27,382        22,145     23.6          53,019        42,990     23.3
    Average stage length (miles)                            1,369         1,348      1.5           1,332         1,323      0.6
    Average number of operating aircraft during period       74.3          58.6     26.7            72.6          57.0     27.3
    Average fuel cost per gallon                        $    1.50     $    0.97     54.7       $    1.41     $    0.94     49.2
    Fuel gallons consumed (000)                            74,390        59,370     25.3         140,671       113,095     24.4
    Percent of sales through jetBlue.com during period       77.4%        75.2%    2.2 pts.       76.9%        76.1%    0.8 pts.
    Full-time equivalent employees at period end (1)                                               7,284         5,781     26.0


SELECTED CONSOLIDATED BALANCE SHEET DATA
    (in thousands)



                                                                  June 30,          December 31,
                                                                    2005                2004
                                                                --------------    ----------------

           Cash, cash equivalents and investment securities       $   561,897         $   449,162
           Total assets                                             3,380,649           2,798,644
           Total debt                                               1,988,087           1,544,812
           Stockholders' equity                                       789,042             756,200


NON-GAAP FINANCIAL MEASURES (2)
    (in thousands)



                                                                 Three Months         Six Months
                                                                    Ended               Ended
                                                                   June 30,            June 30,
                                                                     2005                2005
                                                                --------------    ----------------

    Fuel Neutral Operating Expenses to Prior Period
      Operating expenses as reported                                $ 390,982           $ 739,542
      Less: Reported aircraft fuel                                   (111,307)           (197,927)
      Add: Aircraft fuel at prior period cost per gallon               71,959             132,685
               Profit sharing impact                                    5,902               9,786
                                                                --------------    ----------------
                  Fuel neutral operating expenses                   $ 357,536           $ 684,086

      Fuel neutral operating margin                                     16.9%               14.9%
      Fuel neutral operating expense per available
          seat mile (cents)                                              6.12                6.21


(1)  Excludes operating expenses and employees of LiveTV, LLC, which are unrelated to our airline operations.
(2)  In management's view, comparative analysis of results can be enhanced by excluding the significant increase in the price of aircraft fuel, which is beyond our control.

SOURCE: JetBlue Airways Corporation